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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2003

                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)

           Florida                        0-4466                59-1205269
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                    Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida                  33434-4105
   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (561) 451-1000

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Item 5. Other Events.

      Artesyn Technologies, Inc. today announced it intends to offer $75 million of convertible senior subordinated notes. The proceeds from the notes, which will be due in 2010, will be used to repay Artesyn's existing subordinated convertible note as well as working capital and general corporate purposes. A copy of the press release is attached as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits:

      99    Press Release issued by Artesyn  Technologies,  Inc. dated August 4,
            2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 4, 2003

                                               ARTESYN TECHNOLOGIES, INC.
                                                     (Registrant)

                                       /s/ Richard J. Thompson
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                                       Richard J. Thompson
                                       Vice President - Finance and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                              Description

   99             Press  Release  issued by  Artesyn  Technologies,  Inc.  dated
                  August 4, 2003


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